SIMPSON THACHER & BARTLETT LLP

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212-455-3352	kwallach@stblaw.com

July 17, 2009

VIA EDGAR

Re:                               AGA Medical Holdings, Inc. – Registration
Statement on Form S-1, File No.: 333-151822

Russell Mancuso
Jay Mumford

Division of Corporation Finance
Securities and Exchange Commission
Mail Stop 6010

100 F Street, N.E.
Washington, D.C.  20549

Dear Messrs. Mancuso and Mumford:

On behalf of AGA Medical Holdings, Inc. (the “Company”), we are writing to respond to the comments set forth in the comment letter of the staff of the Securities and Exchange Commission (the “Staff”) dated July 2, 2008 (the “comment letter”) relating to the above-referenced Registration Statement on Form S-1 filed on June 20, 2008, as amended by Amendment No. 1 to Registration Statement on Form S-1 filed on August 8, 2008, Amendment No. 2 to Registration Statement on Form S-1 filed on September 10, 2008, Amendment No. 3 to Registration Statement on Form S-1 filed on October 10, 2008, Amendment No. 4 to

Registration Statement on Form S-1 filed on November 24, 2008 and Amendment No. 5 to Registration Statement on Form S-1 filed on June 5, 2009 (the “Registration Statement”).  The Company has revised the Registration Statement in response to the Staff’s comments and is filing concurrently with this letter Amendment No. 6 to the Registration Statement (“Amendment No. 6”), which reflects these revisions and generally updates other information.

Set forth below are the Company’s responses to the Staff’s comments as set forth in the comment letter.  For your convenience, the numbered paragraphs of this letter correspond to the numbered paragraphs of the comment letter.  To assist your review, we have retyped the text of the Staff’s comments in italics below. The responses and information described below are based upon information provided to us by the Company.  Unless otherwise noted, page references in the text of this letter correspond to the pages of Amendment No. 6.

Prospectus

1.                                       Please do not use unexplained acronyms in your document.  For example, we note the use of PIK on page 5 and HDE in your cover graphics.  From the graphics, it is unclear whether the HDE product can be sold in the United States.  Likewise, from your disclosure on page 98 regarding the length of the HDE process, it is unclear why the 2007 HDE application that you mention on page 80 remains pending.

In response to the Staff’s comment, the Company has defined the HDE acronym in the places where it is first used in a section in Amendment No. 6.  However, the actual titles of the notes is “senior subordinated PIK note” and thus the Company deems it appropriate to reference their proper name.  The Company has added disclosure to clarify the payment-in-kind component of such senior subordinated notes. Please see page 134 of Amendment No. 6.  The Company has removed the ambiguity in the graphic to make it clear that the AMPLATZER P.I. Muscular VSD Occluder is not approved for use in the United States.

The Company further advises the Staff that an HDE (Humanitarian Device Exemption) is targeted at a patient population of less than 4,000 patients per year.  The market for the AMPLATZER P.I. Muscular VSD Occluder is smaller than 4,000 patients per year, given the serious nature of the event (a tear in the ventricular septum) following a heart attack.  Most potential patients do not survive long enough to have the tear in the ventricular septum repaired.  The small population of potential users has made completion of the clinical trial challenging, and the Company has had extended discussions with the Food and Drug Administration (“FDA”) on interpreting and clarifying the results of the trial as they would be presented in the instructions for use.  The Company believes that it has resolved most of these issues.  While the discussions were underway, the FDA also requested that the Company conduct additional pre-clinical testing.  Specifically, the FDA has requested additional testing designed to simulate (in the lab) the structural performance of the device when implanted for an extended period of time along with associated biocompatibility. This testing is routinely requested for devices designed to be implanted in the heart and associated major blood vessels.  The Company is working to complete the additional pre-clinical testing and answer all remaining questions posed by the FDA.  The Company has revised the disclosure on page 84 of Amendment No. 6 to clarify the foregoing.  The Company has also revised the disclosure on page 100 to clarify that the FDA may require additional pre-clinical or other testing prior to approving or rejecting the application and accordingly deleted the reference to the 75-day period because in practice it is typically a longer period.

Use of Proceeds, page 36

2.                                       Please quantify the amount of the interest payment mentioned in the second paragraph.

The Company respectfully advises the Staff that the Company has revised the disclosure in response to the Staff’s comment to disclose the accrued and unpaid interest as of the most recent balance sheet date of the Company, which is March 31, 2009.  Please see page 36 of Amendment No. 6.  The Company respectfully advises the Staff that it is unable to determine the final amount of the accrued and unpaid interest to be paid in connection with each series of senior subordinated notes until the date of the closing of the initial public offering of the Company’s shares is determined; however, the Company will continue to update such amount to the most recent balance sheet date included in the Registration Statement and such amount should be a reasonable proxy of the final amount of the accrued and unpaid interest as of the date of the closing of the initial public offering.

3.                                       We note your revised disclosure in the fourth paragraph that affiliates of underwriters “may” receive proceeds from the offering. Please tell us why you are unable to determine whether affiliates of underwriters would receive proceeds from the offering and are unable to quantify those amounts.

The Company respectfully advises the Staff that the Company was unable to determine which affiliates of underwriters who are lenders under the senior secured credit facility would receive proceeds from the offering received by the Company because at the time of the filing of Amendment No. 5, the Company had not yet decided if the net proceeds from the offering would be used to repay indebtedness under the revolving credit facility portion, Tranche B term loan facility portion or both portions of the senior secured credit facility.  Each such portion has different lenders.  The Company, however, currently does not expect to use net proceeds from the offering to repay the senior secured credit facility. The Company has revised the disclosure accordingly.  Please see pages 36 and 158 of Amendment No. 6.

Overview, page 47

4.                                       We note that developments that you previously disclosed in the fourth paragraph as expected in 2008 you now disclose as expected in 2009.  We also note the delays represented by the revisions on pages 71 and 85.  Please tell us the reasons for the delays and where you have discussed these reasons.  See also Regulation S-l. Item 10(b)(3)(ii).

The Company respectfully advises the Staff that, as disclosed in Amendment No. 5, in the ordinary course of business the Company makes adjustments to the timetable related to its research and development pipeline in order to reflect the most current information available at a given time.  The determinations disclosed in Amendment No. 5 were made as of the date of that amendment and encapsulate information that was not available to the Company and its management when Amendment No. 4 was filed.  In addition, the Company has included from the first filing two risk factors that address the risk of delays.  See “Risk Factors—Risks Related to Our Business—If we are unable to successfully develop and market new products or product enhancements or find new applications for our existing products, we will not remain competitive” and “—The expansion of our product portfolio is dependent upon the success of our clinical trials and receipt of regulatory approvals. If these trials are not completed on schedule or are unsuccessful, or if we fail to obtain or experience significant delays in obtaining the necessary regulatory approvals for our product pipeline, we will not be able to market the related products.”  The Company has further revised one of those risk factors to include additional language relating to the possibility of any such delay.  Please see page 12 of Amendment No. 6.  The Company does not believe that any of the delays disclosed in Amendment No. 5 will have a material effect on the Company.

Specifically with respect to the two devices referred to in the comment, as disclosed in Amendment No. 6, the Company received CE Mark clearance for the AMPLATZER Vascular Plug IV in July 2009.  The Company expects to file a 510(k) application with the FDA later in the year.  The Company is in the process of completing certain non-clinical, functional tests requested by the FDA prior to submitting a 510(k) application with the expectation that the results of such tests will shorten the review cycle.  The Company does not anticipate any technical challenges in conducting these tests; however, the conduct of these tests adds time to the development process and may postpone submission of the 510(k) application.  The Company has revised the disclosure in response to the Staff’s comment. See page 86 of Amendment No. 6.

The Company advises the Staff that it encountered some issues with the delivery system in connection with the final engineering validation of the AMPLATZER vascular graft.  The Company believes the issues with the delivery system have been resolved and filed for CE Mark clearance in June.  The Company has revised the disclosure in response to the Staff’s comment. See page 87 of Amendment No. 6.

Critical Accounting Policies

Goodwill and Intangible Assets, page 53

5.                                       In the interest of providing readers with a better insight into management’s judgments into accounting for goodwill, please disclose the following:

•                  Each of the valuation methodologies used to value goodwill (if multiple approaches are used), including sufficient information to enable a reader to understand how each of the methods differ, the assumed benefits of a valuation prepared under each method, and why management selected these methods as being the most meaningful for the company in preparing the goodwill impairment analysis;

•                  How you weight each of the methods used including the basis for that weighting (if multiple approaches are used);

•                  A quantitative and qualitative description of the material assumptions used and a sensitivity analysis of those assumptions based upon reasonably likely changes.

The Company respectfully advises the Staff that it prepared a discounted cash flow model to estimate the fair value of the Company, which when compared to the carrying value indicated that there was no impairment to goodwill. The discounted cash flow analysis was the only valuation method employed by the Company to determine whether there was any impairment of goodwill. Given that the Company is one reporting unit, the discounted cash flow analysis indicated that the Company’s fair value significantly exceeded the carrying value. As such, the Company respectfully submits that providing additional information regarding the material assumptions used in the discounted cash flow analysis and a sensitivity analysis would not provide meaningful information to a reader of the Company’s financial information. In the future, if events or circumstances change that would require the Company to perform an interim impairment analysis, or the annual impairment test indicated that proceeding to Step 2 of the annual impairment test prescribed in SFAS No. 142, Goodwill and Other Intangible Assets, was required, the Company will provide additional information with regards to the assumptions used in its analysis and a robust sensitivity analysis.

Significant Factors Used in Determining the Fair Value of Our Common Stock, page 56

6.                                       Please revise to disclose the reasons why the estimated fair value of your common stock did not change throughout 2008 and through the first quarter of 2009.  We note that revenue increased during this period and you have had numerous discussions with underwriters and have made several filings of your registration statement related to the planned public offering.  Your disclosure should clearly indicate the reason you believe that no events occurred that warranted a change in the estimated fair value of common stock through March 31, 2009.  This should include a discussion of your business activities during this period.

In response to the Staff’s comment, the Company has added additional disclosure.  Please see pages 56 and 57 of Amendment No. 6.  The Company respectfully advises the Staff that the Company did not increase the estimated fair market value of its common stock throughout 2008 and through the first quarter of 2009 because the board of directors of the Company determined that change was not warranted.

The Company has had no updates on the valuation made by the underwriters or discussions with the underwriters about possible offering price ranges, other than the valuation discussions disclosed on page 56 of Amendment No. 6.  In the Company’s view, the economic recession and related substantial decrease in equity valuations of public companies in the United States offset positive developments in its business and operations, such as the referred-to increase in revenues, as well as the regulatory approval in December 2008 of its AMPLATZER

Cardiac Plug in Europe and another of its products in Japan.  The Dow Jones index, for example, is currently trading at approximately 60% of its October 2007 level.  In addition, the increase in revenues of the Company during the period was already expected based on the plans that were reviewed with the underwriters in October 2007 and thus were already factored into the previous valuations.  In addition, the percentage of increase in revenue does not directly correlate with the increase in the Company’s value as the Company’s recent conversion of several distributors to direct sales increased not only its revenues but also its operating expenses.

7.                                       Please tell us whether there have been any updates to the contemporaneous valuation studies discussed on page 55 since June 2007.  Please also expand your disclosures on page 55 of the valuation methodologies to discuss the significant assumptions and estimates that were used in these valuations to determine the fair value of your stock.  In addition, tell us whether you have had discussion with your underwriters and when they were initiated about possible offering price ranges.  Please tell us any preliminary pricing information that you have received from your underwriters.

The Company respectfully advises the Staff that there have been no additional valuation studies completed since June 2007.  The Company has revised the disclosure in response to the Staff’s comments to clarify assumptions and estimates that were used in the valuation methodologies.  See pages 55, 56 and 57 of Amendment No. 6.  Finally, the Company respectfully advises the Staff that the Company has had no updates on the valuation made by the underwriters or discussions with the underwriters about possible offering price ranges, other than the valuation discussions disclosed on page 56 of Amendment No. 6.

8.                                       We reference the discussion on page 56 that your Board of Directors “determined that all commitments to grant stock options entered into between June 21, 2008 and December 31, 2008 would contain an exercise price equal to the initial public offering price, unless...”  Please clarify whether you used an estimated offering price in valuing the stock options granted during this period.  If not please clarify this disclosure with regard to the use of an initial offering price.  In addition, disclose the additional informal input received from the underwriters of your offering with regard to their views of market conditions discussed on page 56.

The Company respectfully advises the Staff that the Company did not grant any stock options between June 21, 2008 and December 31, 2008 using an estimated offering price.  The Company contractually entered into commitments to grant stock options during that period on the earlier of (1) completion of the IPO and (2) December 31, 2008. Through a resolution adopted by its board of directors, it was determined that all commitments to grant options during this period would have an exercise price equal to the initial public offering price or if the initial public offering was not consummated by December 31, 2008, an exercise price as determined by the board of directors as of December 31, 2008, which would then be accounted for as the date of grant pursuant to SFAS No. 123R, Share-Based Payment.  Please see the Company’s response to comment 6 with regards to the determination of the fair market value of the Company’s common stock.  Since the initial public offering was not consummated by December 31, 2008, the commitments to grant stock options that were entered into during this period had their exercise price determined as of December 31, 2008 based on the estimated fair value of its common stock on that date, which became the grant date.  The Company did not and never had any intention of granting stock options with an exercise priced determined by using an estimated offering price.

The Company has revised the disclosure to clarify that the exercise price of all such stock option grants was determined based on the estimated fair value of the Company’s common stock on December 31, 2008, and not during the period in which the Company had solely contractual commitments to grant such options upon occurrence of a pre-determined event that established the price.  For an explanation of input received from the underwriters, please see the Company’s response to Comment 6 describing the determination of fair market value.

Results of Operations, page 57

9.                                       We note that, in many instances, your updating of your disclosure appears to have involved primarily changing the numbers without significantly revising the textual discussion.  Please tell us whether there were any materially different developments and trends experienced during the periods presented.  For example, what is causing the changes in the rate of sales increase?  What is causing the differences in product mix?  Are your marketing or pricing efforts emphasizing different products? Are economic trends affecting sales for specific products? Has the nature of your “investments in corporate infrastructure” changed over the periods presented?  Why or why not?

With respect to updates from the discussion of the nine-month periods to the discussion of the full year, the Company respectfully advises the Staff that the Company included in its disclosure developments or trends not previously disclosed that occurred during the fourth quarter of 2008 and materially affected the results of operations of the Company for the full year.

With respect to the results of operations for the three months ended March 31, 2009, as compared to the same period in the prior year, the Company has revised the disclosure in response to the Staff’s comment. Please see page 58 of Amendment No. 6.  In addition, the Company respectfully advises the Staff that, as the Company believes it is conveyed by the disclosure on page 58 of Amendment No. 6, the main development that affected the results of operations of the Company during such period was the acquisition of distribution rights from former distributors in January 2009 which, among other things, increased net sales derived from sales in international markets.  The Company also advises that its pricing efforts are not focused on emphasizing different products.  The Company’s products are meant to treat specific conditions, and the Company determines which products to distribute based on its customers requirements.  Economic trends are not affecting sales of any specific product due to the relatively inelastic nature of the demand for products sold by the Company.  Investment in the Company’s corporate infrastructure has not materially changed over the periods discussed.  As the Company continues to grow with increased complexity as a regulated company, the Company is required to invest in its infrastructure to support its business.  As discussed in Amendment No. 6, the international direct sales force of the Company has increased over the past three years, which naturally caused an increase in the number of employees and infrastructure required to support its operations.  In addition, the Company has added similar infrastructure at its U.S. headquarters to support larger U.S. and international operations.  The Company’s investment in infrastructure support includes customer service, finance, information systems, human resources, regulatory and legal.  The Company has updated the disclosure to the extent it deemed necessary for investors to better understand this period-to-period comparison. Please see pages 58 and 59 of Amendment No. 6.

Cash Flows Provided By (Used in) Operating Activities, page 62

10.                                 Please discuss the reasons for the changes in the financial statement line items you cite.

The Company has revised the disclosure in response to the Staff’s comment. Please see page 63 of Amendment No. 6.

Contractual Obligations, page 63

11.                                 We note your response to prior comment 1 that you have not received a response or further enquiry from Mr. Amplatz.  However, your current disclosure in footnote 2 on page 66 states you “are currently in discussion with Mr. Curtis Amplatz” which would imply that this is still an open issue.  Please clarify your disclosure to more closely comport with your explanation of the status in your response to this comment.

In response to the Staff’s comment, the Company has revised the disclosure to eliminate any implication that this might be an open issue. Please see pages 25, 66, 93 and 136 of Amendment No. 6.  The Company further confirms to the Staff that, since the inquiry by Mr. Curtis Amplatz and the Company’s clarifications in response during the summer of 2008, the Company has received neither any response from Mr. Amplatz nor any further inquiries from him.  Accordingly, the Company continues to believe that no additional discussions with Mr. Amplatz on this matter will be necessary.

12.                                 Please clarify the difference between a “discounted contingent obligation” as mentioned in the first sentence of footnote 9 and the obligations if revenue targets are met as mentioned in the second sentence of that footnote.  Also, with a view toward disclosure, please tell us the amount of the obligation absent the discount and why you believe it is appropriate to apply the discount in this table.

The Company respectfully advises the Staff that such “discounted contingent obligations” are also contingent upon the achievement of certain revenue targets.  Accordingly, the Company has revised the disclosure in the second sentence of footnote 8 (formerly footnote 9) by including the phrase “if certain revenue goals are achieved”.  Please see page 68 of Amendment No. 6.

The Company believes it is appropriate to apply a discount to this table because on January 1, 2009, SFAS 141R, Business Combinations, began to apply to the Company, and this accounting rule requires contingent obligations to be assessed with regards to their probability.  With the application of this accounting rule, the Company believes that it is appropriate to apply a discount to the contingent contractual obligations disclosed in this table in order to provide disclosure consistent with what is accounted for in the Company’s balance sheet in accordance with GAAP.  In response to the Staff’s comment, the Company has revised the disclosure to also provide the amounts of the obligations absent the discount. Please see pages 67 and 68 of Amendment No. 6.

Other Studies, page 88

13.                                 With a view toward disclosure, please expand your response to prior comment 2 to tell us the “specified conditions” to be satisfied before completion of your clinical trial and to provide us your analysis of the materiality of those conditions.

The Company respectfully advises the Staff that the FDA requested additional laboratory testing designed to simulate the structural performance of the AMPLATZER Duct Occluder II when implanted for an extended period of time along with associated biocompatibility.  The Company believes that all of this testing will be completed prior to completion of the clinical trial and, therefore, does not believe that this condition is material to the Company.  The Company has revised the disclosure accordingly. Please see page 89 of Amendment No. 6.

Manufacturing, page 90

14.                                 With a view toward clarified disclosure, please tell us the nature of the findings mentioned at the end of the third paragraph and why you do not believe additional regulatory actions will be required.

The Company respectfully advises the Staff that the FDA has requested that the Company uses alternate definitions when referring to certain product returns to require such returns to be characterized as complaints.  The Company has fully implemented this requested change and received a letter from the FDA in June 2009 (after filing of Amendment No. 5)  indicating that the audit was closed.  The Company has revised the disclosure accordingly. Please see pages 91 and 92 of Amendment No. 6.

Patents, page 92

15.                                 Please disclose the duration of your patents as required by Item 101(c)(1)(iv) of Regulation S-K.

The Company respectfully submits to the Staff that, as disclosed on page 93 of Amendment No. 6, the patents of the Company are typically granted for a term of 20 years from the date the application is filed, unless otherwise extended.  The Company has revised the disclosure to indicate the year the first U.S. patent expires.

16.                                 Please disclose the material terms of your material patent licenses.  Also, file these licenses as exhibits to your registration statement.

The Company respectfully advises the Staff that the Company is not a party to any patent license that could be material to the business, results of operations or financial condition of the Company, because the patents that are material to the Company are all assigned to it.  The only royalty agreements relating to those material patents are the ones entered into with Dr. Amplatz and Mr. Curtis Amplatz, which have been described and filed as exhibits.

Compensation Determination Process, page 115

17.                                 We note your revised disclosure on the top of page 115 where you state that equity grants to your CEO and CFO were at the 27th and 7th percentile, yet were “deemed” to be above the 50th percentile based on “projected” appreciated value of equity grants.  Please clarify how and why the comparable percentiles of the “at grant” values and appreciated values of your equity grants vary so significantly.

The Company respectfully advises the Staff that the comparison of equity grants based on “at grant” values and the comparison of equity grants based on appreciated values involved two different analyses.  For the comparison of “at grant” values, the consultant’s study compared the grant date values of the Company’s assumed 2007 option grants to the CEO and CFO to the grant date values of 2007 long-term equity incentive grants made to similarly situated executive officers within the Compensation Comparison Group, as disclosed in their proxy statements filed in 2008.  Since the Company did not have a consistent annual grant structure for its long-term equity incentive awards (i.e., the only time option grants were made to the CEO and CFO were in 2006), the study annualized the grant date values over an assumed 3-year grant cycle.  Specifically, the Black-Scholes grant date values of the Company’s 2006 option grants were divided by three to come up with the grant date values of assumed 2007 grants.  The study applied similar annualization assumptions to the peer companies in cases where the prior years’ grant frequency was anything other than annual.  Based on this comparison, the study revealed that the “at grant” values of assumed 2007 option grants (i.e., one third of the grant date values of the option grants made in 2006) made to the Company’s CEO and CFO were at 27th and 7th percentile of the Compensation Comparison Group.

The comparison of equity grants based on appreciated values was a snapshot assessment of the CEO’s and CFO’s aggregate “wealth accumulation” in their total outstanding long-term incentive awards, existing as of August 2007, as compared to wealth accumulations of similarly situated executive officers within the Compensation Comparison Group.  For purposes of this analysis, the study assessed the estimated “in-the-money” value of outstanding option grants held by the Company’s CEO and CFO (i.e., the appreciated stock value based on an estimated IPO stock price over the exercise price of the options).  The study then compared such values against the aggregate appreciated values of all outstanding long-term incentive awards (including values reaped by peer company executives by virtue of option exercises and stock vesting during 2007) held by similarly situated executive officers within the Compensation Comparison Group, as reported in their proxy statements.  This wealth accumulation analysis was intended to show the total estimated in-the money value of aggregate option grants held by the Company’s CEO and CFO, respectively, assuming the Company went public, relative to the aggregate appreciated value of equity awards held by executives at public peer group companies.  This analysis revealed that the total in-the-money value of the option grants held by the Company’s CEO and CFO exceeded the median appreciated value of the equity-based awards held by similarly situated executive officers within the Compensation Comparison Group.  This result is primarily reflective of the fact that the estimated appreciation in the value of the Company’s common stock using an estimated IPO stock price over the exercise price of options granted prior to the IPO was more significant relative to the appreciation in the value of the stock of publicly traded peer companies.  This informed the Company’s compensation committee that the option grants made in 2006 to the Company’s CEO and CFO provided them with aggregate in-the-money option values at levels that the committee considered appropriate for their respective roles, taking into account the fact that these option grants were made to executives at a private company.  The Company revised its disclosure on page 116 accordingly. The Company also similarly revised its disclosure on pages 121 and 122 under “Long-Term Equity Incentives” to explain that the CEO and CFO did not receive additional option grants in 2007 or 2008 for that reason.

Base Salary, page 115

18.                                 Please reconcile the salaries mentioned in the penultimate paragraph of this section with the salary disclosure in your Summary Compensation Table.  Also show us your calculations supporting your disclosure that 50% of the salaries are reflected in the table on page 124.

The Company respectfully advises the Staff that the amounts reported in the Summary Compensation Table under the “Salary” column have been revised to conform to the salaries mentioned in the penultimate paragraph of this section except that for Mr. Gougeon, the amount disclosed in Summary Compensation Table reflects a pro rata portion of his 2008 annual salary of $438,566 for the period from January 1 to June 20 (the date of his resignation as our President and Chief Executive Officer), plus $24,511 payment for accrued vacation.  We have revised footnote (2) to the Summary Compensation Table to reflect that Mr. Gougeon’s salary includes the $24,511 payment for accrued vacation.

In addition, the Company respectfully advises the Staff that while the amounts shown under the “Salary” column in the Summary Compensation Table reflect base salaries earned during the fiscal year covered, as required by Item 404(c)(2)(iii) of Regulation S-K, with respect to Mr. Barr and Ms. Makes, the target non-equity incentive award was calculated on the basis of an amount that represents base salary paid during 2008, as adjusted for retroactive adjustment payments, as further described below.

The base salaries paid during a covered fiscal year are different from the base salaries earned during that year for the Company’s executives because the Company has a bi-weekly base salary pay practice whereby the first paycheck issued in January 2008 covered a two-week period that commenced in December of the prior year, and the last paycheck issued in December 2008 did not cover all of the days through December 31.  In addition, with respect to Mr. Barr and Ms. Makes, the base salary rate increase that was approved in January 2008 was not reflected in their paychecks until sometime in February of that year but was effective retroactively as of the anniversary date of his or her hire date (i.e., September 19, 2007 in the case of Mr. Barr and October 1, 2007 in the case of Ms. Makes).  In calculating the target bonus amount, which is 50% of base salary, the Company used the base salary actually paid during 2008, minus a portion of the retroactive adjustment that was paid in 2008 but related to a period in 2007 beginning on the anniversary date of his or her hire (“Adjusted Base Salary Paid”).  Adjusted Base Salary Paid in 2008 for Mr. Barr and Ms. Makes was $418,506 and $272,736, respectively.  The target non-equity incentive plan awards shown in the Grants of Plan-Based Awards in 2008 table for Mr. Barr and Ms. Makes are 50% of his or her respective Adjusted Base Salary Paid, or 50% of $418,506 and 50% of $272,736, which equal $209,253 and $136,368, respectively.

With respect to Mr. Gougeon, the Company reported 50% of his 2008 base salary (i.e., 50% of $438,566) as his target non-equity incentive plan award in the Grants of Plan-Based Awards table because he resigned as the President and Chief Executive Officer in June 2008 and therefore, he was not paid a full year’s base salary and the actual amount of base salary that would have been paid during 2008 is not calculable.

With respect to Mr. Lund, when he entered into an employment agreement with the Company on July 1, 2008, it was agreed that his target non-equity incentive plan award for 2008 would be 50% of his annual base salary of $375,000.  Therefore, the Company reflected 50% of $375,000 (i.e., $187,500) as his target non-equity incentive plan award in the Grants of Plan-Based Awards table.

The Company has revised the disclosure under “Base Salary” on pages 116 and through 118, the disclosure in the footnotes to the Summary Compensation Table on pages 124 and 125 and the disclosure in the footnote (1) to the Grants of Plan-Based Awards in 2008 on page 125 to clarify that the base salaries reported in the Summary Compensation Table are base salaries earned during the covered fiscal year and to explain that with respect to Mr. Barr and Ms. Makes, the base salaries used in calculating the target bonus for 2008 are base salaries paid during 2008, as adjusted for a portion of the retroactive adjustment payments, as described above.

19.                                 Please disclose how the committee determined to increase salaries by 3% in January 2009.  Was the performance assessment objective?  How?  What increase was the committee considering absent the “current economic environment”?  How did the committee determine amount of discount to apply given the “current economic environment and low cost of living”?

The Company respectfully advises the Staff that while the Company’s compensation committee generally assessed the performance of the executives, the compensation committee made a subjective determination, without considering the executives’ performances or using objective criteria or formula, to approve a 3.0% increase in base salary for all of the Company’s named executive officers in light of the current economic environment and low cost of living.  The Company has revised the disclosure accordingly on page 117.

Mr. Lund’s Consulting Agreement and Employment Agreement, page 126

20.                                 Please disclose in your prospectus the existence and purpose of the December 2008 reformation agreement filed as exhibit 10.26.

The Company has revised the disclosure in response to the Staff’s comment.  The Company respectfully submits to the Staff that the purpose of the December 2008 reformation agreement, previously filed as Exhibit 10.26, was to clarify the Company’s commitment to grant Mr. Lund 300,000 shares of Class B common on the earlier of the date of the Company’s initial public offering or December 31, 2008 and that the exercise price of such options would be the fair value of the Company’s common stock on such date of grant and not an earlier date as the original draft of the agreement could be interpreted to indicate.  Although, this was the intent of both parties to the employment agreement entered into between the Company and Mr. Lund dated July 1, 2008 and previously filed as Exhibit 10.17, the parties determined that it was appropriate to enter into the reformation agreement in order to confirm this interpretation.  Please see the revised disclosure included on page 128 of Amendment No. 6.

Termination as of December 31, 2008, page 130

21.                                 Please tell us why this table does not include information regarding payments upon termination for cause given your subsequent disclosure of required payments in that event.

In response to the Staff’s comment, the Company revised the termination payments table to include information regarding payments upon termination for cause and to clarify that cash severance payments include accrued vacation in all termination events.

Principal and Selling Stockholders, page 131

22.                                 We will continue to evaluate your response to prior comment 6 after you complete the blanks in this table.

The Company respectfully acknowledges the Staff’s comment and will provide further details as necessary.

23.                                 Regarding your response to prior comment 6 and your response to prior comment 7, please provide us with a table that shows clearly how you reconcile the information in your beneficial ownership table with the information in your current and previous Part II disclosures regarding “Recent Sales of Unregistered Securities.”

Table I below provides information regarding the issuances and sales of the Company’s capital stock involving the selling stockholders, which were disclosed in the current or previous Part II disclosure regarding “Recent Sales of Unregistered Securities.”  For convenience, we refer to Welsh Carson together with the other stockholders whose shares may be deemed beneficially owned by Welsh Carson as the “WCAS Stockholders,” and we refer to Franck L. Gougeon together with the other stockholders whose shares may be deemed beneficially owned by Mr. Gougeon as the “Gougeon Stockholders.”   Table II below provides a summary of the total stock ownership of the WCAS Stockholders following the transactions set forth in Table I and after giving effect to the assumed conversion of the Company’s Series A and Series B preferred stock into common stock as set forth in the paragraph preceding the beneficial ownership table.  Table III below provides a summary of the total stock ownership of the

Gougeon Stockholders following the transactions set forth in Table I and after giving effect to the assumed conversion of the Company’s Class A common stock into common stock as set forth in the paragraph preceding the beneficial ownership table.  Please note that Table III also reflects, in addition to the transactions set forth in Table I, the shares of common stock subject to stock option grants to Mr. Gougeon currently exercisable or exercisable within 60 days of the date of filing of the Registration Statement.

TABLE I.

Date	Transaction	Party to Whom Issued/Transferred	Number of Shares	Class of Stock
07/28/2005	Original issuance	WCAS Stockholders	128,524	Series A Preferred Stock
07/28/2005	Original issuance	Gougeon Stockholders	147,000,000	Common Stock (undesignated)
07/28/2005	Original issuance	Gougeon Stockholders	20,000,000	Class A Common Stock
07/17/2007	Redemption of shares	Gougeon Stockholders	13,400,000	Class A Common Stock
04/21/2008	Private sale by Gougeon Stockholders	WCAS Stockholders	31,104,000	Common Stock (undesignated)
01/05/2009	Original issuance	WCAS Stockholders	1,879	Series B Preferred Stock

TABLE II.

Class of Stock	Number of Shares Following Table I Transactions	Applicable Conversion Ratio	Number of Shares of Common Stock after Conversion
Series A preferred stock	128,524	1:1000	128,524,000
Series B preferred stock	1,879	1:363.6364	683,273
Common stock (acquired from Gougeon Stockholders in 2008)	31,104,000	1:1	31,104,000
Total			160,311,273

TABLE III.

Class of Stock	Number of Shares Following Table I Transactions	Applicable Conversion Ratio	Number of Shares of Common Stock after Conversion
Class A common stock	6,600,000	1:1	6,600,000
Common stock (after giving effect to the sale of 31,104,000 shares of common stock to the WCAS stockholders in 2008)	115,896,000	1:1	115,896,000
Common stock subject to options exercisable or exercisable within 60 days	30,000	1:1	30,000
Total			122,526,000

Certain Relationships and Related Transactions, page 133

24.                                 Please clarify the purpose of the January 2009 amendments mentioned in the second and third subsections of this section.

The Company respectfully submits to the Staff that the only purpose of the January 2009 amendments mentioned in the second and third subsections of this section was to include references to the Series B preferred stock in addition to the common stock and Series A preferred stock in the stockholders agreement and the registration rights agreement.  Both agreements were filed with Amendment No. 5.  These amendments did not effect the current disclosure, nor did they require any additional disclosure.

The AGA Division of AB Medical Financial Statements

Note 2. Basis of Preparation of Financial Statements, page F-44

25.                                 Please revise to disclose the specific methodologies and significant estimates and assumptions used to allocate the commercial, administrative expenses and costs related to the AB Medica structure to the AGA Business.

The Company has revised the disclosure in response to the Staff’s comment. Please see pages F-44 and F-45 of Amendment No. 6.

Exhibits

26.                                 Please file the attachments missing from exhibit 4.4, exhibit 4.5, which was originally filed as exhibit 4.6 and exhibit 10.1.

The Company has filed the attachments missing from Exhibit 4.4, Exhibit 4.5 and Exhibit 10.1 in response to the Staff’s comment.

27.                                 Please tell us why you have not filed as exhibits your recent acquisitions from your distributors.  We note for example, you paid $41 million for the acquisition of your former Italian distributor’s operations and this and other acquisition agreements require you to make future payments to these distributors as you show on page 66.

The Company agrees to file the acquisition agreement entered into in connection with the acquisition of the Company’s former Italian distributor’s operations as Exhibit 10.27.  The Company is in the process of preparing such document to be filed and advise the Staff that it intends to do so in the next amendment to the Registration Statement.  The Company does not believe that the other acquisition agreements which it has entered into with former distributors are material and, therefore, are not required to be filed as exhibits to Amendment No. 6.

28.                                 We note that you disclose in the last sentence on page 63 that Bank of America assumed the participation of Lehman Brothers in your credit agreement.  Please tell us whether you amended your Credit Agreement as filed as Exhibit 10.1 as a result of this or other changes.

The Company respectfully advises the Staff that the Company did not amend the Credit Agreement as a result of this or other changes.  The lenders under the Company’s Credit Agreement were contractually entitled to assign their rights and obligations under the Credit Agreement without the consent of the Company.  The Company only received a communication from the administrative agent indicating that an assignment of the rights and obligations of the Credit Agreement had been made without the Company’s prior consent.

* * * * * * *

We are grateful for your assistance in this matter.  Please call me (212-455-3352) or John B. Tehan (212-455-2675) with any questions or further comments you may have regarding this letter or if you wish to discuss the above responses to the comment letter.

Very truly yours,

/s/ Kenneth B. Wallach
Kenneth B. Wallach

cc:                                 Securities and Exchange Commission

Brian Cascio

Jeanne Bennett

AGA Medical Holdings, Inc.

John R. Barr

Ronald E. Lund, Esq.